SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is May 31, 2019.

For Certain MFS® Funds

Effective immediately, the following is added as the last paragraph of the sub-section entitled "Liquidity" under the appendix entitled "INVESTMENT STRATEGIES AND RISKS":
The Fund (other than the money market funds) has implemented a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act that MFS believes is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund.  In accordance with Rule 22e-4, the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.  In the event the Fund's illiquid investments exceed 15% of the Fund's net assets, MFS will take certain actions, including reporting the occurrence to the Board and providing the Board with information regarding how MFS plans to bring the Fund's illiquid investments to or below 15% of the Fund's net assets within a reasonable time.
Effective immediately, for funds other than money market funds, under the appendix entitled "INVESTMENT RESTRICTIONS," the funds' non-fundamental investment policy on investing in illiquid investments is hereby deleted in its entirety.
Effective immediately, for funds other than money market funds, the first paragraph after the list of investment policies under the appendix entitled "INVESTMENT RESTRICTIONS" is restated in its entirety as follows:
Except for fundamental investment restriction No. 1, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

1038652    1                          MULTI-SAI-SUP-I-053119